UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 9, 2006

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          0-8328                                     84-0608431
  (Commission File Number)                       (I.R.S. Employer
                                                 Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

     5405 Spine Road, Boulder, Colorado                      80301
   (Address of Principal Executive Offices)                (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

          On January 10, 2006, pursuant to the Option Purchase Agreement, dated as of November 4, 2005, by and between Dynamic Materials Corporation (the "Company") and Spin Forge, LLC, the Company completed the sale of its option to purchase the real estate on which its former California-based Spin Forge business operated. A copy of the press release announcing the completion of the sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

Exhibit 99.1. Press Release, dated January 12, 2006.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          DYNAMIC MATERIALS CORPORATION


                          By:   /s/ Richard A. Santa
                              ---------------------------
                              Richard A. Santa
                              Vice President and Chief Financial
                              Officer



Dated:  January 12, 2006

                                INDEX TO EXHIBITS

Number         Description
------         -----------

Exhibit 99.1. Press Release, dated January 12, 2006.